UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       VIRGINIA                     001-14043                   65-0736120
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
        JURISDICTION               FILE NUMBER)              IDENTIFICATION NO.)
    OF INCORPORATION)


                                    THE FORUM
                                   SUITE 1000
                        1675 PALM BEACH LAKES BOULEVARD,
                            WEST PALM BEACH, FLORIDA                   33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp., dated December 21, 1998, proposing changes to its tax status and deferring its quarterly dividend, is attached and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable

(c)      Exhibits

         (99) News release of Ocwen Asset Investment Corp. dated December 21, 1998.


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


                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           OCWEN ASSET INVESTMENT CORP.
                           (Registrant)


                            By:             /s/   Mark S. Zeidman
                            ----------------------------------------------------
                                                  Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:   December 22, 1998



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                                INDEX TO EXHIBIT



     EXHIBIT NO.        DESCRIPTION                                         PAGE
     -----------        -----------                                         ----

          99            News release of Ocwen Asset Investment Corp. dated   5
                        December 21, 1998.




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